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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 8, 2001


                            PROFESSIONALS GROUP, INC.
             (Exact name of registrant as specified in its charter)


            Michigan                       0-21223              38-3273911
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
         incorporation)                                     Identification No.)

                2600 Professionals Drive, Okemos, Michigan 48864
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 349-6500


          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.


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Exhibit Reference Number                     Exhibit Description
------------------------                     -------------------


             99.1                Professionals  Group,  Inc.'s  earnings  press  release  for the quarterly period ended March 31, 2001.*

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-------------------
* Filed herewith.

ITEM 9.  REGULATION FD DISCLOSURE.

         On May 8, 2001 Professionals Group issued its earning press release for the quarterly period ended March 31, 2001. Such press release is being furnished with this Current Report on Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PROFESSIONALS GROUP, INC.



Date:    May 8, 2001            By:  /s/ John F. Lang
                                     ---------------------------------------
                                       John F. Lang
                                Its:   Vice President, Secretary, Treasurer and
                                       Chief Financial Officer (Principal
                                       Financial Officer and Principal
                                       Accounting Officer)




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                                 Exhibit Index
                                 -------------


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Exhibit No.            Description
-----------            -----------
    99.1               Professionals Group, Inc.'s earnings press release for
                       the quarterly period ended March 31, 2001.*


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